UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2017

STG GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36149	46-3134302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11091 Sunset Hills Road, Suite 200

Reston, Virginia 20190

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 691-2480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)    On November 30, 2017, BDO USA, LLP (“BDO”) advised the Chairman of the Board of Directors (the “Chairman”) of STG Group, Inc. (the “Company”) of BDO’s resignation as the Company’s independent registered public accounting firm, effective on that date. Neither the Chairman nor the Audit Committee of the Board of Directors, which committee ceased to function as of November 20, 2017 (the “Audit Committee”), requested, recommended or approved the resignation of BDO.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and the subsequent interim period through the date of BDO’s resignation, there were, insofar as the Chairman is aware (1) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the financial statements for such years and (2) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) and requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16 to this report.

(b)    The Company does not expect that it will be able to appoint a new independent registered public accounting firm in light of the exercise by MC Admin Co LLC (“MC Admin”) of its rights to vote the shares of STG Group Holdings, Inc., a wholly-owned subsidiary of the Company (“Holdings”) following the Company’s default under the term of its Credit Agreement, dated as of November 23, 2015 (the “Credit Agreement”), among the Company, Holdings, STG, Inc., a wholly-owned subsidiary of Holdings (“STG”), Access Systems, Incorporated, various lenders, MC Admin, as administrative agent and lead arranger, and PNC Bank, National Association, as collateral agent.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 16	Letter from BDO USA, LLP regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STG GROUP, INC.

By:	/s/ Simon S. Lee
Simon S. Lee
Chairman of the Board of Directors

Date: December 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from BDO USA, LLP regarding change in certifying accountant.